Exhibit 99.2

© 2018 Benchmark Electronics, Inc. Benchmark Electronics, Inc. Q2 2018 Earnings July 24, 2018

| 2 © 2018 Benchmark Electronics, Inc. Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the n egatives thereof, often identify forward - looking statements, which are not limited to historical facts. Forward - looking statements inclu de, among other things: guidance for 2018 results; projected annual revenues resulting from new program bookings; statements , express or implied, concerning future operating results or margins, the ability to generate sales and income or cash flow; and Benchmark ’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations, markets and the business environmen t generally. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect , actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, part icularly in Item 1A, “Risk Factors”, of the Company’s Annual Report on Form 10 - K for the year ended December 31, 2017 and in its subsequent filings with the Securities and Exchange Commission. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Non - GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“n on - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non - GAAP information is not necessarily comparable to the non - GAAP information used by other companies. Non - GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

| 3 © 2018 Benchmark Electronics, Inc. Implementation of ASC 606 – Revenue from Contracts with Customers Effective January 1, 2018, the Company implemented ASC 606 the accounting standard governing “Revenue from Contracts with Customers” using the full retrospective transition method. Under ASC 606, revenue is recognized as or when the customer obta ins control of the goods or services promised in a contract. Given the nature of the terms and conditions in substantially all o f t he Company’s customer contracts, the Company now recognizes revenue over time (beginning at work - in - process (“WIP”)) for the majori ty of its contracts. All historical financial information represented in this presentation has been adjusted to reflect the retrospective implementation of ASC 606. As part of ASC 606, we are also required to reclassify finished goods and WIP meeting “the over time criteria” from inventory to a new line item called contract assets on the face of the balance sheet. Contract assets are defined as the Company’s right to cons ide ration for work completed but not billed.

| 4 © 2018 Benchmark Electronics, Inc. CEO Update

© 2018 Benchmark Electronics, Inc. | 5 Second Quarter 2018 Summary O perational p erformance ► Revenue exceeded the high end of Q2 guidance ► Year - over - year revenue growth of 7% ► Non - GAAP gross margins declined for the quarter to 8.2% ► Delivered $0.30 non - GAAP EPS for the quarter Working capital ► Cash conversion cycle of 69 days ending Q2 ► At the low end of the target range of 73 to 68 days Cash flow and improving ROIC ► Operating cash flow of ($41) million in the quarter ► ROIC of 10.5%, up 9 0 bps year - over - year; down 70 bps sequentially

© 2018 Benchmark Electronics, Inc. | 6 New Business Wins with Focus on Market Sector Sales Q2 2018 New Business Wins by Segment Estimated Annual Revenue from New Business Wins Comp, Telco 18% Industrials 40% A&D 4% Medical 28% T&I 10% Traditional Markets Higher - Value Markets ► 25 manufacturing and 25 engineering project awards ► Estimated annual revenue run rate between $148 – 205 million ► Estimated time to ramp between 12 to 24 months; medical up to 36 months Q2 New Business Wins Highlights: $118 $123 $128 $134 $142 $152 $156 $171 $177 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 $ (USD M)

© 2018 Benchmark Electronics, Inc. | 7 2018 Investment Updates Extend value proposition for customers ► High - speed circuits capacity in Tempe by Q4 ► M icroelectronics capacity expansion (US and Asia) complete in Q3 ► RF component expansion Expand engineering and technology investments ► Defense solutions: ruggedization and miniaturization for upgrade programs ► RF modules – two initial design wins ► IoT front - end architecture Elevate operational execution ► Lean and Six S igma ► Standard processes, equipment, and tools ► Supply chain management in a constrained market

© 2018 Benchmark Electronics, Inc. | 8 Q3 Guidance * The above guidance excludes the impact of amortization of intangible assets, estimated restructuring charges and other costs, in addition to the write - off of existing deferred financing charges due to the debt refinancing Guidance Net Sales (in millions) $610 – $650 Diluted EPS – non - GAAP* $0.28 – $0.36 ► Demand softness and mix shifts primarily in semi - cap, which impact our Precision Technology division ► Continued planned investments in engineering and solutions ► Improving operational performance and medical transition execution

© 2018 Benchmark Electronics, Inc. | 9 $152 $156 $171 $177 $200 Q3-17 Q4-17 Q1-18 Q2-18 2H-18 Waypoint 68% 63% 69% 64% >67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3-17 Q4-17 Q1-18 Q2-18 2H-18 Waypoint $28 $26 $24 $23 $29* $- $5 $10 $15 $20 $25 $30 $35 $40 $45 Q3-17 Q4-17 Q1-18 Q2-18 2H-18 Waypoint 5.3% 5.0% 5.9% 5.4% ~5.0% 9.3% 9.1% 9.5% 8.2% >9.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q3-17 Q4-17 Q1-18 Q2-18 2H-18 Waypoint Progress Milestones 2H - 18 LTM Profit per Square Foot ( $ ) Gross Margin & SG&A (%) Higher - Value Market Revenue Mix Bookings ($ M ) Gross Margin SG&A * Waypoint represents LTM target based on non - GAAP Operating Income

| 10 © 2018 Benchmark Electronics, Inc. Q2 2018 Financial Highlights

© 2018 Benchmark Electronics, Inc. | 11 Second Quarter 2018 Financial Summary For the Three Months Ended (In millions, except EPS) Jun. 30 , 2018 Mar. 31 , 2018 Q/Q Jun. 30 , 2017 Y/Y Net Sales $661 $608 9% $620 7% GAAP Operating Margin 2.2% 3.0% (80 bps) 3.7% (150 bps) GAAP Diluted EPS $0.23 ($0.49) 147% $0.36 (36%) Non - GAAP Operating Margin 2.7% 3.7% (100 bps) 4.3% (160 bps) Non - GAAP Diluted EPS $0.30 $0.41 (26%) $0.40 (25%) GAAP ROIC 8.2% 9.1% (90 bps) 8.2% -- Non - GAAP ROIC 10.5% 11.2% ( 70 bps) 9.6% 90 bps See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results Our Guidance for the Second Quarter: ► Revenue (in millions) $590 – $630 ► Diluted EPS – non - GAAP $0.26 – $0.34

© 2018 Benchmark Electronics, Inc. | 12 Higher - Value Markets Jun. 30 , 2018 Mar. 31 , 2018 Q/Q Industrials 18% $118 20% $125 (5%) Aerospace & Defense 15% $103 16% $98 5% Medical 15% $97 16% $97 -- Test & Instrument. 16% $106 17% $102 4% Total Revenue $424 $422 -- Revenue by Market Sector (1) In millions Traditional Markets Jun. 30 , 2018 Mar. 31 , 2018 Q/Q Computing 24% $160 17% $103 55% Telecommunication s 12% $77 14% $83 (7%) Total Revenue $237 $186 27% Mar. 31 , 2017 Y/Y 23% $142 13% 12% $77 -- $219 8% For the Three Months Ended Jun. 30 , 2017 Y/Y 20% $125 (6%) 16% $100 2% 14% $87 12% 15% $89 19% $401 6% (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 13 GAAP Key Business Trends Return on Invested Capital (LTM) Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital 23.1 20.9 21.9 18.0 14.3 3.7% 3.4% 3.3% 3.0% 2.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 32.3 32.1 33.3 35.7 35.8 5.2% 5.3% 5.0% 5.9% 5.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 620 611 666 608 661 9.6% 9.5% 9.1% 9.6% 8.2% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 GAAP ROIC = ( GAAP income from operations – GAAP Tax Impact ) · (Average Invested Capital for last 5 quarters) 916 903 878 850 848 75 69 71 77 70 8.2% 7.6% 8.1% 9.1% 8.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18

© 2018 Benchmark Electronics, Inc. | 14 Non - GAAP Key Business Trends Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital Non - GAAP ROIC = (Non - GAAP income from operations – Non - GAAP Tax Impact) · [Average Invested Capital for last 5 quarters] (1) Excludes the impact of customer insolvency. 32.3 32.1 33.3 35.7 35.8 5.2% 5.3% 5.0% 5.9% 5.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 (1) (1) 620 611 666 608 661 9.5% 9.3% 9.1% 9.5% 8.2% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 (1) (1) 26.4 24.6 27.1 22.2 18.1 4.3% 4.0% 4.1% 3.7% 2.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 (1) (1) 916 903 878 850 848 88 89 91 95 89 9.6% 9.9% 10.3% 11.2% 10.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 0 200 400 600 800 1000 1200 1400 1600 1800 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Return on Invested Capital (LTM) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 15 (In millions) Jun. 30 , 2018 Mar. 31 , 2018 Jun. 30 , 2017 Cash Flows from (used in) Operations ($41) $25 $15 FCF ($58) $4 ($4) Cash $596 $676 $749 International $177 $438 $623 US $419 $238 $126 Inventory $319 $306 $282 Accounts Receivable $445 $404 $392 Contract Assets $148 $148 $153 Accounts Payable $384 $369 $343 Cash Flow / Working Capital Highlights Used $ 41 million of Cash from Operations in Q2 (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex For the Three Months Ended 1

© 2018 Benchmark Electronics, Inc. | 16 Working Capital Update Ongoing Cash Conversion Cycle Days will Range between 73 and 68 Days Q2 - 16 Q3 - 16 Q4 - 16 Q1 - 17 Q2 - 17 Q3 - 17 Q4 - 17 Q1 - 18 Q2 - 18 Accounts Receivable Days 66 64 63 62 57 61 59 59 61 Contract Asset Days 21 22 23 24 22 24 20 22 20 Inventory Days 44 45 39 48 45 46 40 50 47 Deposits 2 3 4 4 4 4 3 3 2 Accounts Payable Days 47 52 52 61 55 55 54 60 57 Cash Conversion Cycle 82 76 69 69 65 72 62 68 69 82 76 69 69 65 72 62 68 69 0 20 40 60 80 100 120 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18

© 2018 Benchmark Electronics, Inc. | 17 Capital Allocation Update Stock repurchase authorization in Q1 - 18 ► Board approved stock repurchase of up to an additional $250 million of common stock Recurring dividend initiated Q1 - 18 ► Announced first quarterly cash dividend of $0.15 per share to shareholders of record as of March 29, 2018; dividends were paid on April 11, 2018 and July 12, 2018 Accelerated Stock Repurchase (ASR) Open Market Repurchase (OMR) $50 million ASR Completed $28 million OMR year - to - date Completed $78 million year - to - date of $100 million target for 2018

design develop deliver advanced technology 18 © 2018 Benchmark Electronics, Inc. | 18 Credit Facilities Refinanced and Expanded ► Refinanced and expanded our existing credit facilities in July 2018 ► New facilities totaling $650 million consist of ‒ $150 million Term Loan A ‒ $500 million revolver ► Used cash balances to pay down the existing term loan to $150 million ► Extended maturity date to July 2023 ► Refinancing will be accretive to earnings on an annual basis

design develop deliver advanced technology 19 © 2018 Benchmark Electronics, Inc. | 19 Third Quarter 2018 Guidance * The above guidance excludes the impact of amortization of intangible assets, estimated restructuring charges and other costs, in addition to the write - off of existing deferred financing charges due to the debt refinancing Guidance Net Sales (in millions) $610 – $650 Diluted EPS – non - GAAP* $0.28 – $0.36

design develop deliver advanced technology 20 © 2018 Benchmark Electronics, Inc. | 20 Sequential Modeling Information Higher - Value Markets Q3 - 18 Outlook (%) Industrials Up High Singles Aerospace & Defense Up High Teens Medical Down Mid - Singles Test & Instrumentation Down >20% Traditional Markets Q3 - 18 Outlook (%) Computing Down >20% Telecommunication s Up High Singles Q3 - 18 Guidance Operating Margin - non - GAAP * 2.5% – 3.0% Interest Expense (in millions) $1.8 Effective Tax Rate 18% Weighted Average Shares (m) 46.9 * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs

| 21 © 2018 Benchmark Electronics, Inc. Appendix

design develop deliver advanced technology 22 © 2018 Benchmark Electronics, Inc. | 22 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Jun 30, Mar 31, Jun 30, 2018 2018 2017 2018 2017 $ 14,349 $ 17,967 $ 23,124 $ 32,316 $ 34,013 1,758 2,235 1,544 3,993 3,055 (330) (341) (710) (671) 4,410 2,367 2,366 2,481 4,733 4,962 $ 18,144 $ 22,227 $ 26,439 $ 40,371 $ 46,440 $ 10,943 $ (23,641) $ 18,074 $ (12,698) $ 26,629 1,758 2,235 1,544 3,993 3,055 (330) (341) (710) (671) 4,410 2,367 2,366 2,481 4,733 4,962 (811) (818) (1,265) (1,629) (2,845) 423 40,114 - 40,537 - - - - - - $ 14,350 $ 19,915 $ 20,124 $ 34,265 $ 36,211 Diluted (GAAP) $ 0.23 $ (0.49) $ 0.36 $ (0.26) $ 0.53 Diluted (Non-GAAP) $ 0.30 $ 0.41 $ 0.40 $ 0.71 $ 0.72 *CS (1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates. *CE (2) This amount represents the impact of repatriating foreign earnings from our foreign jurisdictions to the U.S. For the three months ended June 30 and March 31, 2018, this includes estimated foreign withholding taxes applicable to historical earnings prior to December 31, 2017 and for the applicable state tax impact of foreign cash distributions into the U.S. Income from operations (GAAP) Net income (loss) (GAAP) Six Months EndedThree Months Ended Jun 30, Restructuring charges and other costs Amortization of intangible assets Customer insolvency (recovery) (as adjusted) (as adjusted) Non-GAAP income from operations Non-GAAP net income Diluted Earnings (loss) per share: Restructuring charges and other costs Discrete tax benefits Income tax adjustments (1) Amortization of intangible assets Customer insolvency (recovery) Tax Cuts and Jobs Act (2)

design develop deliver advanced technology 23 © 2018 Benchmark Electronics, Inc. | 23 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Jun 30, 2018 Jun 30, 2017 GAAP gross profit 54,299$ 59,484$ Customer Insolvency (recovery) (330) (710) Non-GAAP gross profit 53,969$ 58,774$ Three Months Ended